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                                                                   Exhibit 10.29

                    CUSTODIAL AND COLLATERAL AGENCY AGREEMENT

          CUSTODIAL AND COLLATERAL AGENCY AGREEMENT, dated as of February 11, 2003 (this "Agreement"), among U.S. BANK NATIONAL ASSOCIATION ("US Bank"), as custodian and collateral agent (together with its successors in such capacity, the "Custodian"), FCC ACCEPTANCE CORP. (the "Borrower"), FIRST CONSUMER CREDIT, INC., individually ("FCC") and as Servicer (together with its successors in such capacity, the "Servicer") and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as Agent (the "Agent").

                               W I T N E S S E T H

          WHEREAS, pursuant to the Receivables Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time, the "RLSA"), among the Lender named therein (the "Lender"), the Agent, US Bank, the Servicer, the Backup Servicer and the Borrower, the Lender has agreed to provide financing for the purchase by the Borrower of certain Receivables and the Related Security and Other Conveyed Property related thereto;

          WHEREAS, pursuant to the RLSA, the Borrower has granted to the Agent, for the benefit of the Lender, a security interest in, among other things, all of the Pledged Receivables and the related Receivable File for the purpose of securing the due and punctual payment of all amounts due from the Borrower under the terms of the RLSA;

          WHEREAS, the Agent desires that the Custodian hold the Specified Documents (defined below) with respect to each Master Receivables File and each Individual Receivable File (the Specified Documents with respect to each such Master Receivables File and each such Individual Receivable File being hereafter referred to as a "Specified Document File") and other documents related thereto as the Custodian for, and bailee of, the Borrower and the Agent, for the benefit of the Lender;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the RLSA. The following terms shall have the following meanings when used in this Agreement:

          "Collateral Receipt" means an Individual Receivable File Collateral Receipt or a Master Receivables File Collateral Receipt.

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          "Deficiency" means, (a) with respect to any Individual Receivable
File, (i) the failure of one or more Specified Documents contained therein to be fully executed or to correspond substantively to the information on the related Receivables Schedule (it being agreed that a difference of $1.00 or less between any dollar amount contained in any Specified Document and the corresponding dollar amount contained in the related Receivables Schedule shall not constitute a Deficiency), (ii) one or more Specified Documents contained therein are mutilated, damaged, torn or otherwise physically altered (except to the extent such physical alteration is inconsequential) or (iii) the absence from a Specified Document File of any Specified Document required to be contained in such Specified Document File or (iv) any discrepancies under Section 4(b) hereof, or (b) with respect to any Master Receivables File, (i) the failure of one or more Specified Documents contained therein to be fully executed or (ii) the absence from a Specified Document File of any Specified Document required to be contained in such Specified Document File or (iii) any discrepancies under
Section 4(b) hereof.

          "Individual Receivable File Collateral Receipt" has the meaning set forth in Section 4 hereof.

          "Master Receivables File Collateral Receipt" has the meaning set forth in Section 6 hereof.

          "Notice of Pledge" means a fully executed Confirmation and Notice of Pledge in the form of Exhibit 5 to this Agreement.

          "Receivable File" means either a Master Receivables File or an Individual Receivable File.

          "Receivables Schedule" means the schedule of Contracts evidencing Pledged Receivables appended to a Notice of Pledge delivered by the Borrower to the Custodian and the Agent. Each such schedule shall identify each Contract by
(i) the "Annual Percentage Rate" as set forth on such Contract, (ii) the Obligor name, (iii) the Contractor related to such Contract and (iv) whether such Contract is a Mortgage Contract or a Non-Mortgage Contract.

          "Request for Release of Documents" means a request for release, appropriately completed, substantially in the form of Exhibit 1 to this Agreement.

          "Specified Documents" means, with respect to any Receivable File, the documents required to be contained in such Receivable File pursuant to the definition of "Master Receivables File" or "Individual Receivable File", as applicable, contained in the RLSA.

          2. Appointment of the Custodian. Subject to the terms and conditions hereof, each of the Agent and the Borrower hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment and agrees to act as custodian, bailee and collateral agent on behalf of the Borrower and the Agent, for the benefit of the Lender, to maintain exclusive custody of the Receivable Files pertaining to the Receivables from time to time Pledged under the RLSA in order to perfect the ownership interest of the Borrower and the

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security interest of the Agent, for the benefit of the Lender, in the Contracts evidencing such Receivables and the other items in the Receivable Files and any and all proceeds of the foregoing. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that standard of skill and attention that the Custodian would exercise with respect to the files relating to all comparable installment sale contract receivables or other receivables that it services or holds for itself or others (provided that if applicable industry standards of care, skill and attention are more stringent than the Custodian's standard of care skill and attention, the Custodian shall be obligated to follow the more stringent industry standards).

          3. Delivery of Individual Receivable Files.

               (a) Not later than 1:00 P.M. (New York City time) six (6) Business Days prior to the initial Borrowing Date and three (3) Business Days prior to any other Borrowing Date (or if more than 1,000 Receivable Files are so reviewed by the Custodian, then not later than the time period which shall be mutually agreed upon by the Borrower, the Custodian and the Agent), the Borrower shall deliver (or cause to be delivered) to the Custodian and the Agent a Notice of Pledge together with a Receivables Schedule listing each of the Receivables to be Pledged under the RLSA on such Borrowing Date. Not later than 1:00 P.M. (New York City time) six (6) Business Days prior to the initial Borrowing Date and three (3) Business Days prior to any other Borrowing Date, the Borrower shall deliver (or cause to be delivered) and, upon Pledge of such Receivables pursuant to the RLSA, release to the Custodian as custodian for, and bailee of, the Agent, for the benefit of the Lender, the Individual Receivable File pertaining to each of the Receivables to be Pledged under the RLSA on such Borrowing Date. Not later than 1:00 P.M. (New York City time) six (6) Business Days prior to the initial Borrowing Date and three (3) Business Days prior to any other Borrowing Date on which Receivables will be generated under a Contract related to a new Contractor, the Borrower shall deliver (or cause to be delivered) and release to the Custodian as custodian for, and bailee of, the Agent, for the benefit of the Lender, the Master Receivables File related to such Contract. The information set forth on any Receivables Schedule delivered pursuant to this Section 3(a) shall also be concurrently delivered to the Custodian in an electronic format acceptable to the Borrower, the Agent and the Custodian.

               (b) The Custodian shall be entitled to rely upon each Receivables Schedule provided by the Borrower pursuant to Section 3(a) as the conclusive schedule in its review, pursuant to Section 4 hereof, of the Receivable Files.

               (c) From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Receivable File copies of any additional documents which come into existence and are required to be included in a Receivable File previously delivered to the Custodian, and the Custodian shall add such additional documents to the appropriate Receivable File.

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          4. Certification Regarding Individual Receivable File.

               (a) Not later than 2:30 P.M. (New York City time) on the Business Day prior to any Borrowing Date the Custodian shall deliver to the Agent, the Servicer and the Borrower an acknowledged Notice of Pledge and a certificate (each such certificate, an "Individual Receivable File Collateral Receipt"), in the form annexed as Exhibit 2 hereto, to the effect that, as to each Receivable to be Pledged to the Agent listed on the Receivables Schedule delivered to the Custodian and the Agent pursuant to Section 3(a), (i) all Specified Documents required to be included in the related Individual Receivable File have been fully executed and are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (except to the extent such physical alteration is inconsequential) and (iii) based on its examination of the related Individual Receivable File, the information set forth on the Receivables Schedule with respect to such Receivable accurately reflects the information set forth in the related Individual Receivable File; provided, however that if any such statements are, in part or in whole, not true and correct, the Custodian shall detail in such Collateral Receipt any Deficiencies that it discovers.

               (b) The Borrower, the Agent, and the Custodian may from time to time agree in writing to alternative certification procedures with respect to any particular Receivable to be Pledged to Agent.

          5. Deficiencies In Individual Receivable Files.

               (a) If any Collateral Receipt discloses any Deficiencies in any of the related Individual Receivable Files, then the Custodian promptly (and, in any case, not later than the delivery of such Collateral Receipt) shall notify the Servicer, the Borrower and the Agent of such Deficiencies. The Agent shall notify the Custodian, the Borrower and the Servicer in writing that either (i) the Deficiencies noted in such Collateral Receipt are waived or (ii) the Servicer must cure the Deficiencies noted in such Collateral Receipt within thirty days of the date of such notification (it being understood by the parties hereto that the Receivable related to any Individual Receivable File as to which an unwaived or uncured Deficiency exists, shall not be Pledged to the Agent and shall not be deemed an Eligible Receivable under the RLSA).

               (b) If a notice given to the Custodian by the Agent pursuant to
Section 5(a) states that the Servicer shall take the action specified in clause
(ii) of Section 5(a) above and the Servicer fails to take such action within the time period set forth in clause (ii) of Section 5(a) above, then the Custodian shall notify the Agent, the Borrower and the Servicer of such failure through its delivery of periodic exception reports and shall retain the deficient Individual Receivable File or, at the direction of the Borrower or the Servicer, return such Individual Receivable File to the Borrower.

               (c) Within five (5) Business Days after receipt by the Custodian of any additional documents pursuant to Section 5(a), the Custodian shall review such documents and deliver to the Agent and the Borrower a revised Collateral Receipt. If the revised Collateral

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Receipt shall indicate any remaining Deficiencies in an Individual Receivable
File, the provisions of this Section 5 shall again be followed.

          6. Certification Regarding Master Receivables File

               Not later than 2:30 P.M. (New York City time) on the Business Day prior to any Borrowing Date the Custodian shall deliver to the Agent, the Servicer and the Borrower a certificate (each such certificate, a "Master Receivables File Collateral Receipt"), in the form annexed as Exhibit 7 hereto, to the effect that all Specified Documents required to be included in any such Master Receivables File have been fully executed and delivered and are in its possession; provided, however that if any such statements are, in part or in whole, not true and correct, the Custodian shall detail in such Collateral Receipt any Deficiencies that it discovers.

          7. Deficiencies In Master Receivables Files:

               (a) If any Master Receivables File Collateral Receipt discloses any Deficiencies in any of the related Master Receivables File, then the Agent shall notify the Custodian, the Borrower and the Servicer in writing that either
(i) the Deficiencies noted in such Master Receivables File Collateral Receipt are waived or (ii) the Servicer must cure the Deficiencies noted in such Master Receivables File Collateral Receipt within thirty days of the date of such notification (it being understood by the parties hereto that any Receivable related to any Master Receivables File as to which an unwaived or uncured Deficiency exists, shall not be Pledged to the Agent and shall not be deemed an Eligible Receivable under the RLSA).

               (b) If a notice given to the Custodian by the Agent pursuant to
Section 7(a) states that the Servicer shall take the action within the time period specified in clause (ii) of Section 7(a) above and the Servicer fails to take such action, then the Custodian shall notify the Agent, the Borrower and the Servicer of such failure and shall retain the deficient Master Receivables File (and any related Individual Receivable Files) or, at the direction of the Borrower or the Servicer, return such Master Receivables File (and any related Individual Receivable Files) to the Borrower.

               (c) Within five (5) Business Days after receipt by the Custodian of any additional documents pursuant to Section 7(a), the Custodian shall review such documents and deliver to the Agent and the Borrower a revised Master Receivables File Collateral Receipt. If the revised Master Receivables File Collateral Receipt shall indicate any remaining Deficiencies in a Master Receivables File, the provisions of this Section 7 shall again be followed.

          8. Obligations of the Custodian.

               (a) The Custodian shall segregate and maintain continuous custody (except as otherwise required by this Agreement) of the Receivable Files in the State of

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Minnesota in secure and fire resistant facilities in accordance with customary standards for such custody.

               (b) With respect to the documents constituting each Receivable File, the Custodian shall, upon purchase of such related Receivable by the Borrower and Pledge of such Receivable by the Borrower to the Agent (A) act as the custodian for, and the bailee of the Borrower to perfect the ownership interest of the Borrower in the documents constituting such Receivable File, (B) act as the custodian for, and the bailee (for purposes of UCC Section 9-313) of, the Agent, for the benefit of the Lender to perfect the security interest of the Agent, for the benefit of the Lender, in the documents constituting such Receivable File, (C) hold all documents constituting such Receivable File received by it for the exclusive use and benefit of the Agent, for the benefit of the Lender, and (D) make dispositions thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Agent.

               (c) In the event that (i) the Agent, the Borrower, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Receivable File or a document included within a Receivable File or (ii) a third party shall institute any court proceeding by which any Receivable File or a document included within a Receivable File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all Receivable Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Receivable File or any document included within such Receivable File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

          9. Release of Receivable Files.

               (a) The Custodian shall release any Receivable File to the Agent upon written request of the Agent or, to the extent specified in a written request by the Borrower (which shall have been acknowledged and signed by the Agent) in connection with a release of Pledged Receivables pursuant to the terms of Section 2.18 of the RLSA, to the Borrower or its designee.

               (b) In addition, if the Servicer delivers to the Custodian a Request for Release of Documents to (which such Request for Release of Documents shall have been acknowledged and signed by the Agent), the Custodian shall deliver a specified Receivable File to the Servicer. If a Receivable File is released to the Servicer pursuant to the previous sentence for the purpose of facilitating the servicing or enforcement of the Receivable related to such Receivable File, the Servicer shall return such Receivable File immediately upon its need for such Receivable File having come to an end. At such time as the Servicer returns any such

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Receivable File to the Custodian, the Servicer shall provide written notice of such return to the Agent and the Custodian in the form of Exhibit 3 to this Agreement. The Custodian shall acknowledge receipt of the returned materials by signing the Servicer's notice and shall promptly send copies of such acknowledgment of receipt to the Agent and the Servicer.

          10. Fees and Expenses of the Custodian. It is understood that the Custodian shall be entitled to charge fees and receive reimbursement for reasonable out-of-pocket expenses under this Agreement, as specified in that certain "Schedule of Fees for Custodian" dated December 9, 2002 attached hereto as Exhibit 6 and such fees and expenses shall be payable solely out of Collections pursuant to Section 2.05(c) of the RLSA.

          11. Inspection. Upon reasonable prior written notice to the Custodian, each of the Agent, the Borrower and their respective authorized representatives will be permitted during the Custodian's normal business hours to examine the Receivable Files, documents, records and other papers in the possession or under the control of the Custodian relating to any or all of the Pledged Receivables. The reasonable out-of-pocket expenses incurred by the Custodian, if any, in connection with any such examination shall be payable by the Borrower from funds available to pay such amounts pursuant to Section 2.05(c) of the RLSA.

          12. [Intentionally omitted.]

          13. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance,
(c) fire insurance, and (d) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

          14. Periodic Statements. Within two (2) Business Days after the written request of the Agent, the Servicer or the Borrower, the Custodian shall provide to the requesting party a list of all the Pledged Receivables for which the Custodian holds a Receivable File pursuant to this Agreement. Such list may be in the form of a copy of all Receivables Schedules with manual deletions to specifically denote any Pledged Receivables paid in full, liquidated or released since the date of this Agreement.

          15. Copies of Receivable Files. Within three (3) Business Days after the written request of the Agent, the Servicer or the Borrower, the Custodian shall provide the requesting party, at the requesting party's own expense, with copies of the documents in the Receivable Files.

          16. Resignation by and Removal of Custodian; Successor Custodian.

               (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 90 days' prior written notice to the Borrower, the Servicer and the Agent; provided, however that no such resignation or termination shall be effective until

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a successor Custodian is appointed (and accepts such appointment) pursuant to the terms of this Section 16(a). Promptly after receipt of notice of the Custodian's intended resignation, the Borrower shall appoint, by written instrument, a successor custodian which shall be acceptable to the Agent. If the Borrower fails to appoint a successor custodian pursuant to the terms hereof within 30 days after receipt of the Custodian's notice of resignation, the Agent shall have the exclusive right to appoint by written instrument, a successor custodian. If the Agent fails to appoint a successor Custodian within 60 days after receipt of the Custodian's notice of resignation, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of any aforementioned instrument of appointment shall be delivered to each of the Borrower, the Agent, the Servicer and the successor custodian.

               (b) The Agent, with or without cause, upon at least 60 days' written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Borrower. Promptly after the giving of notice of removal of the Custodian, the Agent shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Agent, the Custodian and the successor custodian.

               (c) In the event of any such resignation or removal, after the payment of outstanding fees and expenses, the Custodian shall promptly transfer to the successor custodian (at its sole expense unless terminated without cause pursuant to Section 16(b)), as directed in writing by the Agent, all Receivable Files being administered under this Agreement.

          17. Indemnity. The Borrower, to the extent of funds available to pay such amounts pursuant to Section 2.05(c) of the RLSA, agrees to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; provided, however, that this Section 17 shall not relieve the Custodian from liability for its willful misfeasance, bad faith or gross negligence or for its failure to perform its duties hereunder in accordance with the standard of care set forth in Section 2. The provisions of this Section 17 shall survive the resignation or removal of the Custodian and the termination of this Agreement. Any amounts payable by the Borrower hereunder shall be limited to funds available to pay such amounts pursuant to Section 2.05(c) of the RLSA.

          18. Limitation of Liability.

               (a) In connection with the Custodian's timely performance of its obligations and duties under Sections 4(a), 5, 6, 7, 8 and 9 hereof, the Custodian shall not be liable to the Borrower, the Agent or any other Person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it, other than for any loss, claim, damage, liability or expense arising out of the Custodian's failure to perform such obligations in accordance with the standard of care set forth in Section 2. Except in connection

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with the Custodian's timely performance of its obligations and duties under
Sections 4(a), 5, 6, 7, 8 and 9, the Custodian shall not be liable to the Borrower, the Agent or any other Person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it in connection with this Agreement, other than for any loss, claim, damage, liability or expense arising out of willful misfeasance, gross negligence or reckless disregard of its obligations hereunder. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

               (b) In the Custodian's review of documents pursuant to Section 4 or Section 6 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Receivable Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

               (c) The Custodian may rely, and shall be protected in acting or refraining from acting, in each case, in accordance with the terms of this Agreement, upon and need not verify the accuracy of, (i) any written instructions, from any persons the Custodian reasonably believes to be authorized to give such instructions, who shall only be, with respect to the Borrower, the Servicer and the Agent, persons the Custodian believes in good faith to be Authorized Representatives (as defined in Section 21 hereto), and
(ii) any written instruction, notice, order, request, direction, certificates, opinion or other instrument or document reasonably believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower, the Servicer and the Agent, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

               (d) The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reliance, in good faith, and in accordance therewith.

               (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds (except as provided in Section 16(c)) or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

               (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Pledged Receivables or related Receivable Files purported to be granted at any time pursuant to the RLSA.

               (g) Notwithstanding anything to the contrary in Section 18(a), the Custodian shall not be liable for any delays in performance for causes beyond its control,

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including, but not limited to, fire, flood, epidemic, unusually severe weather, strike, acts of the Borrower or the Agent, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, or inability to obtain labor. In the event of any such delay, performance shall be extended for so long as such period of delay.

               (h) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein. The Custodian shall be under no responsibility or duty with respect to the disposition of any Receivable Files while such Receivable Files are not in its possession. If the Custodian shall request instructions from the Agent with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Agent, without incurring any liability therefor to the Agent, the Borrower or any other Person; provided, that the Custodian shall at all times maintain custody of the Receivable Files (except as otherwise required by this Agreement) and otherwise comply with its obligations hereunder.

          19. Borrower, FCC and the Servicer Remain Liable. Notwithstanding any term or provision of this Agreement, (a) FCC, the Servicer and the Borrower shall remain liable under the RLSA, the Purchase and Contribution Agreement and other agreements executed with respect to the Pledged Assets to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed and (b) the exercise by the Agent or the Custodian of any of their respective rights under this Agreement shall not release the Borrower, FCC or the Servicer from any of their respective duties or obligations under the RLSA, the Purchase and Contribution Agreement or any other agreements executed with respect to the Pledged Assets.

          20. Term of Agreement. This Agreement shall be terminated upon written notice of termination from the Agent to the Custodian and payment in full of all amounts due to the Custodian hereunder. If the RLSA has terminated on or prior to the termination of this Agreement, upon receipt of written notice from the Agent, the Custodian shall deliver all documents remaining in the Receivable Files to the Borrower or its designee at the Borrower's expense. If the RLSA remains in effect at the time this Agreement is terminated, upon receipt of written notice from the Agent, the Custodian shall deliver all documents remaining in the Receivable Files to the Agent or such other person as may be designated by the Agent at the Borrower's expense.

          21. Authorized Representatives. The names of the officers of the Borrower, the Servicer and of the Agent who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Borrower, the Servicer and the Agent ("Authorized Representatives") are set forth on Exhibit 4 hereto. From time to time, the Borrower, the Servicer and the Agent may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit. The parties hereto acknowledge and agree that FCC has been appointed pursuant to the RLSA as Servicer to service, administer and collect the Pledged Receivables and otherwise to enforce the rights and interests of the Borrower, the Agent and the Lender in and under the Pledged Receivables and the other Pledges Assets. Until receipt by the Custodian of written notice, with a copy to the Borrower and FCC, from the Agent of the designation of a successor Servicer pursuant to the provisions of the RLSA, the Borrower and the Agent on behalf of the Lender hereby authorize and instruct the Custodian to accept performance of FCC, as Servicer, as the agent of the Borrower, the Agent and the Lender with respect to matters relating to the servicing, administration and collection of the Pledged Receivables and the enforcement of the rights and interests of the Borrower, the Agent and the Lender in and under the Pledged Receivables and the other Pledged Assets, including the discharge of such duties of the Borrower hereunder.

          22. Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service, or by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy (accompanied by a telephonic confirmation of receipt thereof), or telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be delivered for purposes of this Agreement on (a) the fifth Business Day following the day on which such notice was placed in the custody of the U.S. Postal Service, (b) the next Business Day following the day on which such notice was placed in the custody of any overnight courier service, including express mail service or (c) the same Business Day on which such notice is sent by telegram, messenger or facsimile. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

If to the Borrower:   FCC Acceptance Corp.
                      12740 Hillcrest Drive (Suite 240)
                      Dallas, Texas 75230

                      Attention: Jim Borschow
                      Telecopier No.: (972) 774-0194
                      Telephone No.:  (972) 774-0187

If to the Servicer:   First Consumer Credit, Inc.
                      12740 Hillcrest Drive (Suite 240)
                      Dallas, Texas 75230

                      Attention: Jim Borschow
                      Telecopier No.: (972) 774-0194
                      Telephone No.:  (972) 774-0187

If to the Agent:      DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt
                      Am Main
                      609 Fifth Avenue
                      New York, New York 10017

                      Attention: Asset-Backed Finance Group - Richard Wisniewski Telecopier No.: (212) 745-1651
                      Telephone No.:  (212) 745-1658

If to the Custodian:  U.S. Bank National Association
                      180 East Fifth Street
                      Attention: Structured Finance
                      St. Paul, Minnesota 55101

                      Attention: Eve Kaplan
                      Telecopier No.: (651) 244-1797
                      Telephone No.:  (651) 244-0727

          23. GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

          24. Consent to Service; Submission to Jurisdiction; Waiver of Trial by Jury. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address set forth in Section 22 hereof. With respect to any claim arising out of this Agreement, each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made as set forth in this Section 24, or by any other lawful means. To the extent permitted by applicable law, each party irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

          25. Assignment; Binding Effect. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, the Lender shall be a third party beneficiary hereof.

          26. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

          27. Headings. The Section headings are not part of this Agreement and shall not be used in its interpretation.

          28. Representations, Warranties and Covenants of the Custodian.

               (a) The Custodian hereby represents and warrants to, and covenants with the Agent, for the benefit of the Lender, and the Borrower that as of the date hereof and as of each Borrowing Date:

               (i) The Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

               (ii) The Custodian has the full power and authority to hold each Contract and each other item in any Receivable File on behalf of the Borrower and the Agent, for the benefit of the Lender, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the RLSA, and has duly authorized the execution, delivery and performance of this Agreement and the RLSA, has duly executed and delivered this Agreement and the RLSA, and this Agreement and the RLSA constitute the legal, valid and binding obligations of the Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) None of the execution and delivery of this Agreement, the RLSA, the receipt of Receivable Files by the Custodian, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and/or the RLSA will conflict with or result in a breach of any of the terms, conditions or provisions of the Custodian's charter or bylaws or any agreement or instrument to which the Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation order, judgment or decree to which the Custodian or its property is subject;

               (iv) There is no litigation pending or, to the Custodian's knowledge, after due inquiry, threatened, which if determined adversely to the Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of the Custodian thereunder, or which would have a material adverse effect on the financial condition of the Custodian;

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of or compliance by the Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby;

               (vi) Upon written request of the Agent, the Custodian shall take such reasonable steps as requested by the Agent to protect or maintain any interest in any Pledged Receivable; and

               (vii) The Custodian has not been notified by any party that any third party claims an interest in the Pledged Receivables or is requesting the Custodian to act as a bailee with respect to the Receivable Files, except such interests as are created under the RLSA.

               (b) The Custodian covenants and warrants to the Agent, the Lender and the Borrower that as of the initial Borrowing Date: (i) it holds no adverse interest, by way of security or otherwise, in any Pledged Receivable or Receivable File; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Custodian in or to any Pledged Receivable or Receivable File, other than the Custodian's rights as custodian and bailee hereunder.

          29. Advice from Independent Counsel. The parties hereto understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the others that is has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

          30. Merger or Consolidation of the Custodian. Any corporation, banking association or trust company into which the Custodian may be merged or converted or consolidated with, or any corporation, banking association or trust company resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation, banking association or trust company succeeding to all or substantially all the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          31. Certain Remedies; Instructions of Agent.

               (a) The Custodian may, in its discretion (with the consent of the Agent), and shall, at the direction of the Agent, perform the Custodian's duties and protect and enforce the Custodian's rights and the rights of the Agent and the Lender under this Agreement by such appropriate actions and proceedings as the Custodian (with the consent of the Agent) or the Agent shall deem most effective to protect and enforce any such rights, whether by bringing suit for the specific enforcement of any covenant or agreement in this Agreement or by the exercise of any power granted herein or therein, or by any other proper remedy or legal or equitable right vested in the Custodian under this Agreement or by applicable law.

               (b) Without limitation to any provision of Section 31(a) hereof, the Custodian hereby agrees to follow the instructions of the Agent with respect to the performance of the Custodian's duties, the exercise of the Custodian's powers and the enforcement of the Custodian's rights (in any capacity) and the rights of the Agent and the Lender under this Agreement.

          32. Amendments. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of each of the parties hereto, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Custodian, the Borrower or the Servicer shall be effective without the written concurrence of the Agent.

          33. No Proceedings. The Custodian hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any proceedings of the type referred to in the definition of Bankruptcy Event in the RLSA so long as any obligations of the Borrower under the RLSA shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such obligations shall have been outstanding or commercial paper shall have been outstanding.

                           [Signature page to follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.

                                           FCC ACCEPTANCE CORP.


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:


                                           FIRST CONSUMER CREDIT, INC.


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:


                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as the Custodian


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:


                                           DZ BANK AG DEUTSCHE ZENTRAL-
                                           GENOSSENSCHAFTSBANK,
                                           FRANKFURT AM MAIN, as the Agent


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                    Exhibit 1 to
                                       Custodial and Collateral Agency Agreement

                        REQUEST FOR RELEASE OF DOCUMENTS

                                                           [__________ __, 20__]

To:  U.S. Bank National Association
     Attn: Document Custody Services SPFTMZ04
     180 East Fifth Street
     St. Paul, Minnesota 55101

          Re:  Custodial and Collateral Agency Agreement (the "Agreement") dated
               as of February   ,2003 among FCC Acceptance Corp., First Consumer
                              --
               Credit, Inc., DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, as the Agent and U.S. Bank National Association, as the Custodian

          In connection with the administration of the Pledged Receivables and related Receivable Files held by you as the Custodian for the Agent, for the benefit of the Lender, we request the release, and acknowledge receipt of the [Receivable File/specify documents] for the Pledged Receivable(s) described below, for the reason(s) indicated.


Obligor's Name, Address & ZIP Code:


Receivable Number:


Reason for Requesting Documents (check one)

          1.   Receivable paid in full
--------

          2.   Receivable substituted with alternate Receivable to be delivered
--------
               to the Custodian with a revised Receivables Schedule indicating substitutions

          3.   Receivable needs to be redelivered pursuant to Section 9 of the
--------
               Agreement

          4.   Other (explain)
--------                       -------------------------------

          If part of the Receivable File was previously released to us, please release to us our previous Request for Release of Documents on file with you, as well as any additional documents in your possession relating to the above specified Pledged Receivable.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

                                           FIRST CONSUMER CREDIT, INC.


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:
                                                Date:
                                                      --------------------------

ACKNOWLEDGED AND AGREED:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK,
FRANKFURT AM MAIN


By:
     --------------------------------
     Name:
     Title:


By:
     --------------------------------
     Name:
     Title:

     Date:
          --------------------------

                                                                    Exhibit 2 to

                                       Custodial and Collateral Agency Agreement

                                                           [__________ __, 20__]

Aggregate amount
of the Pledged Receivables on the
Receivables Schedule dated

-------------, ----: $-----

                  Individual Receivable File Collateral Receipt

FCC Acceptance Corp.
12740 Hillcrest Drive (Suite 240)
Dallas, Texas 75230

First Consumer Credit, Inc.
12740 Hillcrest Drive (Suite 240)
Dallas, Texas 75230

DZ Bank AG Deutsche Zentral-Genossenschaftsbank,
Frankfurt Am Main
609 Fifth Avenue
New York, New York  10017

Re:  Custodial and Collateral Agency Agreement (the "Agreement") dated as of
     February    , 2003 among FCC Acceptance Corp., First Consumer Credit, Inc,
             ----
     DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, as the Agent and U.S. Bank National Association, as the Custodian

Ladies and Gentlemen:

          In accordance with the provisions of Section 4 of the Agreement, the undersigned, as the Custodian, hereby certifies that, as to each Receivable
listed in the Receivables Schedule dated            , 20  , a copy of which is
                                         -------- --    --
attached hereto, it has reviewed the documents delivered to it pursuant to
Section 3 of the Agreement and has determined that, except as noted in the attached Schedule, (i) all Specified Documents required to be included in the related Individual Receivable File are fully executed and in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (except to the extent such physical alteration is inconsequential) and (iii) based on its examination of the related Individual Receivable File, the information set forth in the Receivables Schedule respecting such Receivable accurately reflects the information set forth in the related Individual Receivable File. The Custodian has made no independent examination of such documents beyond the review specifically required in the Agreement. The Custodian makes no representations as to the: (i) validity, legality, sufficiency, enforceability or genuineness of any such documents contained in the Individual Receivable File related to any of the Pledged Receivables identified on the Receivables Schedule other than that such documents are fully executed, or (ii) collectability, insurability, effectiveness or suitability of any such Pledged Receivable.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as the Custodian


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                           SCHEDULE OF DEFICIENCIES:

                                                                    Exhibit 3 to
                                       Custodial and Collateral Agency Agreement

                                                           [__________ __, 20__]

                        RETURN OF DOCUMENTS TO CUSTODIAN

U.S. Bank National Association
180 East Fifth Street
Attn: Document Custody Services SPFTMZ04
St. Paul, Minnesota 55101

DZ Bank AG Deutsche Zentral-Genossenschaftsbank,
Frankfurt Am Main, as Agent
609 Fifth Avenue
New York, New York 10017

Re:  Custodial and Collateral Agency Agreement (the "Agreement") dated as of
     February   , 2003 among FCC Acceptance Corp., First Consumer Credit, Inc.,
              --
     DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, as the Agent and U.S. Bank National Association, as the Custodian

Ladies and Gentlemen:

          In accordance with Section 9 of the Agreement, enclosed please find the Receivable File for the Pledged Receivable(s) described below:

          [Obligors Name, Address & Zip Code:

          Receivable Number: ]

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

                                        FIRST CONSUMER CREDIT, INC., as Servicer


                                        By:
                                             --------------------------
                                             Name:
                                             Title:
                                             Date:                       , 20
                                                   ----------------------    --

RECEIPT ACKNOWLEDGED:

U.S. BANK NATIONAL ASSOCIATION,
as the Custodian


By:
     -----------------------------------
     Name:
     Title:
     Date:
           -----------------------------

                                                                    Exhibit 4 to
                                       Custodial and Collateral Agency Agreement

Authorized Representatives of First Consumer Credit, Inc.

Name

[_______________]
[_______________]
[_______________]

Authorized Representatives of the Agent

Name

Mark Parsa

Richard Wisniewski

Authorized Representatives of the Borrower

Name

[_______________]
[_______________]
[_______________]

                                                                       Exhibit 5
                                       Custodial and Collateral Agency Agreement

                        CONFIRMATION AND NOTICE OF PLEDGE

                                                           [__________ __, 20__]

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Gentlemen:

          The undersigned hereby notifies you, as the Custodian, that the Contracts and related Receivable Files specified in the attached Schedule A (the "Receivables Schedule") will be pledged by the Borrower pursuant to a Receivables Loan and Security Agreement (the "RLSA") dated as of February 11, 2003 among FCC Acceptance Corp., First Consumer Credit, Inc., the Lender named therein and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, as the Agent, and, upon purchase by the undersigned and Pledge of such Receivables to the Agent pursuant to the RLSA, are to be held by you as bailee of, and agent for, the Agent, for the benefit of the Lender, as secured party pursuant to the provisions of the Custodial and Collateral Agency Agreement (the "Custodial Agreement") dated as of February 11, 2003 among FCC Acceptance Corp., First Consumer Credit, Inc., DZ Bank AG Deutsche Zentral- Genossenschaftsbank, Frankfurt Am Main, as the Agent and U.S. Bank National Association, until released or transferred as provided in the Custodial Agreement. Capitalized words used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement.

          A security interest in the Pledged Receivables has been granted to the Agent, for the benefit of the Lender, pursuant to the RLSA. On the Borrowing Date immediately following the delivery of your Collateral Receipt pursuant to the provisions of the Custodial Agreement, you are instructed to enter the Agent's name and address in your records as the pledgee of such Pledged Receivables (Receivables as to which no Deficiencies have been reported) and to promptly provide to the Agent an acknowledgment of this Notice of Pledge by signing in the space provided below and delivering an acknowledged copy of this Notice of Pledge to the Agent at DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, 609 Fifth Avenue, New York, New York 10017, Attention: Asset-Backed Finance Group. Such acknowledgment will serve to confirm that this Notice of Pledge has been duly received by you and that (i) the related Receivable Files are being held by you as bailee of, and collateral agent for, the Agent, for the benefit of the Lender, and (ii) you have duly reflected on your records that the Agent, for the benefit of the Lender, has been granted a security interest in and to such Contracts and related Receivable Files all in accordance with the provisions of the Custodial Agreement.

                                           FCC ACCEPTANCE CORP.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------
                                           Date:
                                                  ------------------------------

ACKNOWLEDGED BY:

U.S. BANK NATIONAL ASSOCIATION, as the Custodian


By:
      -------------------------------------
Name:
      -------------------------------------
Title:
      -------------------------------------
Date:
      -------------------------------------

                                   Schedule A

                              Receivables Schedule

                                                                       Exhibit 6
                                       Custodial and Collateral Agency Agreement

                                Schedule of Fees

                                 (See attached)

                                                                    Exhibit 7 to
                                                             Custodial Agreement

                                                           [__________ __, 20__]

                   Master Receivables File Collateral Receipt

FCC Acceptance Corp.
12740 Hillcrest Drive (Suite 240)
Dallas, Texas 75230


DZ Bank AG Deutsche Zentral-Genossenschaftsbank,
Frankfurt am Main, as Agent
609 Fifth Avenue
New York, New York  10017

Re:  Custodial Agreement (the "Agreement") dated as of February   , 2003 among
                                                                --
     FCC Acceptance Corp., First Consumer Credit, Inc., DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as the Agent and U.S. Bank National Association, as the Custodian

Ladies and Gentlemen:

          In accordance with the provisions of Section 6 of the Agreement, the undersigned, as the Custodian, hereby certifies that, as to the Master
Receivables File delivered to it on             , 20  , it has reviewed the
                                    --------  --    --
documents delivered to it pursuant to Section 6 of the Agreement and has determined that, except as noted in the attached Schedule, all Specified Documents required to be included in such Master Receivables File have been fully executed and delivered and are in its possession.

          The Custodian has made no independent examination of such documents beyond the review specifically required in the Agreement. The Custodian makes no representations as to the: (i) validity, legality, sufficiency, enforceability or genuineness of any such documents contained in the aforementioned Master Receivables File other than that such documents are fully executed, or (ii) collectability, insurability, effectiveness or suitability of any Pledged Receivable.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as the Custodian


                                           By:
                                                --------------------------------
                                                Name:
                                                Title: